Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of May 26, 2023 is entered into by and among ONEOK, INC., an Oklahoma corporation (“Borrower”), ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP, a Delaware limited partnership (“Intermediate Partnership”), and ONEOK PARTNERS, L.P., a Delaware limited partnership (“Partners” and, together with Intermediate Partnership, the “Guarantors”), the undersigned Lenders party hereto and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is made to that certain Amended and Restated Credit Agreement dated as of June 10, 2022, among Borrower, the Administrative Agent and the Lenders, Swing Line Lenders and L/C Issuers party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Borrower has requested certain amendments to the Credit Agreement as further set forth herein.

C. Administrative Agent and the Lenders party hereto have agreed, upon the following terms and conditions, to amend the Credit Agreement on and as of the Effective Date (as defined below).

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the following definition in its entirety to read as follows:

“Consolidated Net Total Debt” means, as of any date of determination, Consolidated Total Debt, less (without duplication) (a) to the extent Loans and/or Unreimbursed Amounts are outstanding in an aggregate principal amount not in excess of $100,000,000, the amount of all unencumbered cash and cash equivalents held by the Borrower and its Subsidiaries on the Borrower’s balance sheet (excluding, for the avoidance of doubt, Cash Collateral) and (b) the amount of all cash and cash equivalents which are proceeds of issuance of notes by the Borrower or any of its Subsidiaries and which are intended to be applied to finance any Specified Acquisition to the extent that such proceeds are held by the Borrower or any such Subsidiary in a segregated account pending such application (or pending the redemption of such notes, in the event that such Specified Acquisition is not consummated), until such time (in the case of this clause (b)) as such proceeds are released from such segregated account.

(b) Section 7.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Indebtedness existing at the time of acquisition of any new Subsidiary by the Borrower or by a then-existing Subsidiary of the Borrower; provided that (i) such Indebtedness was not incurred in contemplation of, and was in existence prior to, such acquisition and (ii) neither the Borrower nor any other Subsidiary of the Borrower has any liability under such Indebtedness (other than a Subsidiary of any Person so acquired), except in the case of this clause (ii) where such liability is incurred following, or substantially contemporaneously with, such new Subsidiary becoming a Guarantor);

2. Conditions Precedent to Effectiveness. This Agreement shall be effective as of the first date (the “Effective Date”) that the Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered by Borrower, the Guarantors and the Required Lenders.

3. Representations and Warranties. Each Loan Party, as applicable, hereby represents and warrants to the Lenders that:

(a) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date (except that such materiality qualifier shall not apply to the extent that any such representation or warranty is qualified by materiality); and

(b) no Default or Event of Default exists on the date hereof after giving effect to this Agreement.

4. Affirmation and Ratification. Borrower and the Guarantors each hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by this Agreement), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith and (c) agrees that each Loan Document to which it is a party (as modified by this Agreement) shall remain in full force and effect. In furtherance and not in limitation of the foregoing, each Guarantor hereby consents to this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders (including the Swing Line Lenders) or the L/C Issuers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. This Agreement is a Loan Document.

5. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; and (b) this Agreement may be executed in any number of counterparts, including both paper and electronic counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually-signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

6. GOVERNING LAW; WAIVER OF RIGHT TO TRIAL BY JURY. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15(a) AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

7. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONEOK, INC., as Borrower

By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

ONEOK PARTNERS, L.P., as a Guarantor By: ONEOK Partners GP, L.L.C., its sole general partner
By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP, as a Guarantor By: ONEOK ILP GP, L.L.C., its sole general partner
By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

[Signature Page to First Amendment]

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Arvest Bank,
as a Lender

By:	/s/ David Nickel
Name:	David Nickel
Title:	EVP

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Megan Baqui
Name:	Megan Baqui
Title:	Director

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender and L/C Issuer

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

BARCLAYS BANK PLC,
as a Lender and L/C Issuer

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page to First Amendment]

BOKF NA, dba Bank of Oklahoma,
as a Lender

By:	/s/ J Nick Cooper
Name:	J Nick Cooper
Title:	Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

CITIBANK, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President

[Signature Page to First Amendment]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Authorized Officer

MIZUHO BANK, LTD.,
as a Lender and L/C Issuer

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

MUFG BANK, LTD.,
as a Lender and L/C Issuer

By:	/s/ Anastasiya Bykov
Name:	Anastasiya Bykov
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert Downey
Name:	Robert Downey
Title:	Vice President

[Signature Page to First Amendment]

REGIONS BANK.,
as a Lender

By:	/s/ Cody Chance
Name:	Cody Chance
Title:	Managing Director

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Jeffrey Cobb
Name:	Jeffrey Cobb
Title:	Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender and L/C Issuer

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory

TRUIST BANK,
as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Director

[Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Luke S. Fernie
Name:	Luke S. Fernie
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Director

[Signature Page to First Amendment]